UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

______________________________

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

______________________________

Date of report (Date of earliest event reported): May 18, 2006

UNION BANKSHARES COMPANY
(Exact name of registrant as specified in its charter)

Maine	0-12958	01-0395131
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

66 Main Street
Ellsworth, ME 04605
(Address of principal executive offices) (Zip Code)

(207) 667-2504
(Registrant's telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01. Regulation FD

      On May 18, 2006, Union Bankshares Company (the "Company") presented financial information at its 2006 Annual Meeting of Shareholders (the "Annual Meeting"). Copies of the Company's presentation materials for the Annual Meeting, appearing as Exhibits 99.1 and 99.2, are furnished and not filed pursuant to Regulation FD.

Item 9.01. Financial Statements and Exhibits.

(d) The following exhibits are furnished with this Report:

Exhibit No.	Description

99.1	Remarks of the President and Chief Executive Officer of Union Bankshares Company at the 2006 Annual Meeting of Shareholders, held May 18, 2006.

99.2	Presentation Materials for the 2006 Annual Meeting of Shareholders of Union Bankshares Company, held May 18, 2006.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UNION BANKSHARES COMPANY

By:	/s/ Timothy R. Maynard

Name:	Timothy R. Maynard
Title:	Senior Vice President and Chief
Financial Officer

Date: May 18, 2006

EXHIBIT INDEX

Exhibit No.	Description
99.1	Remarks of the President and Chief Executive Officer of Union Bankshares Company at the 2006 Annual Meeting of Shareholders, held May 18, 2006.
99.2	Presentation Materials for the 2006 Annual Meeting of Shareholders of Union Bankshares Company, held May 18, 2006.